SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 January 25, 2005


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



            Delaware                 333-80805               52-1779791
 (State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)         Identification No.)


      1133 21st Street, N.W.                        20036
       Washington, D.C.                           (Zip Code)
      (Address of Principal
       Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)

      Item 9.01.  Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

             20.114 Farmer  Mac  Mortgage Securities  Corporation,  Agricultural
                    Mortgage-Backed Securities, Series 3/29/00, Series 4/26/00-A, Series 4/26/00-B, Series 6/30/00, Series 8/30/00,
                    Series 9/27/00,  Series 11/29/00,  Series  12/27/00,  Series
                    1/31/01,  Series 3/28/01,  Series  6/27/01,  Series 8/23/01,
                    Series 9/26/01,  Series  4/30/02,  Series  11/14/02,  Series
                    2/26/03,  Series 5/30/03,  Series  9/26/03,  Series 9/30/03,
                    Series 3/26/04, Series 05/28/04, Series 7/30/04 and Series 12/22/04 Statement to Certificateholders, dated 1/25/05.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES CORPORATION



                                    By:/s/ Jerome G. Oslick
                                    -------------------------
                                    Name:  Jerome G. Oslick
                                    Title: Vice President and General Counsel




Dated:  January 12, 2005

                                EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.114                   Statement to Certificateholders